UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 4, 2008 Customer Acquisition Network Holdings, Inc., a Delaware corporation (“Registrant”), completed the transactions described in a Current Report on Form 8-K dated December 18, 2007 and filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2007 pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among Registrant, Options Acquisition Sub, Inc. (“Acquisition”), Options Newsletter, Inc. (the “Company”) and Hagai Shechter (the “Stockholder”). Pursuant to the Merger Agreement, at the effective time the Company merged with and into Acquisition, a newly formed, wholly-owned Delaware subsidiary of Registrant, with Acquisition being the surviving corporation (the “Merger”).

Pursuant to the terms and conditions of the Merger Agreement (and certain ancillary agreements contemplated therein):

•
At the closing of the Merger, the Stockholder received $1,350,000 in cash (the “Cash Consideration”) and 1,000,000 shares of Registrant’s common stock in exchange for his shares of common stock of the Company.

•
An amount equal to $150,000 (the “Escrowed Funds”) of the Cash Consideration was deposited into escrow to backstop the indemnification obligations of the Stockholder. So long as Registrant makes no claim for indemnification from the Stockholder, one half of the Escrowed Funds will be released on the third month anniversary of the closing of the Merger and all remaining Escrowed Funds will be released on the sixth month anniversary of the closing.

•
The Stockholder shall be entitled to receive up to an additional $1,000,000 (the “Additional Purchase Price”) if Acquisition achieves $2,626,000 of annual revenues (calculated and, to the extent earned, payable quarterly).

•
The Stockholder entered into a three-year employment agreement with Registrant at an annual base salary of $250,000, and a bonus based on achieving certain objectives to be mutually agreed upon. To the extent that these objectives are achieved and Registrant achieves its profitability projections, the targeted bonus shall be 50% of the Stockholder’s base salary. In addition, the Stockholder will receive options to purchase 300,000 shares of Registrant’s common stock. The option agreement with respect to such options shall provide for such options to vest thirty-three and one-third percent (33 1/3%) on each anniversary of the closing date. The exercise price for such options will be $1.00 per share, subject to adjustment for dividends, splits, reclassifications and similar transactions.

•
Upon the later of (i) the expiration of the Lock-Up Agreement (as defined below) and (ii) the twelve month anniversary of the closing date of the Merger (the “Adjustment Date”), in the event that the average closing price for Registrant’s common stock as quoted on its principal market for ten (10) consecutive trading days prior thereto shall be less than $2.50 per share, then within thirty (30) days after the Adjustment Date (the “Payment Date”), Registrant shall pay the Stockholder the Adjustment Amount (as defined below). As defined in the Merger Agreement, the “Adjustment Amount” shall be an amount equal to the difference between (i) $2,500,000 and (ii) the product of (A) 1,000,000 multiplied by (B) the average closing price for Registrant’s common stock as quoted on its principal market between the Adjustment Date and the ten (10) consecutive trading days prior thereto.

•
The Adjustment Amount shall be payable by Registrant to the Stockholder, at the option of Registrant, in cash, shares of the Registrant’s common stock or a combination thereof. The fair market value of Registrant’s common stock on the Payment Date will be based upon the average closing price of Registrant’s common stock on the principal market during the ten (10) trading days immediately preceding the Adjustment Date.

•
In connection with the transactions contemplated by the Merger Agreement, Registrant paid a broker (the “Broker”) a fee of $50,000 and issued to the Broker a two-year warrant to purchase 10,000 shares of Registrant’s common stock at an exercise price of $5.57 per share.

Simultaneously with the consummation of the Merger, Registrant entered into a second amendment (the “Amendment”) to that certain Securities Purchase Agreement, dated as of November 15, 2007 (the “SPA”), by and among Registrant and the buyers named therein (the “Buyers”). The SPA was previously filed by Registrant with the SEC on a Current Report on Form 8-K on November 20, 2007.

Pursuant to the terms and conditions of the Amendment, the definition of “Excluded Accounts” was amended to exclude the bank account maintained in the name of Options Newsletter, Inc. at Colonial Bank from the Registrant’s requirement to deliver an account control agreement with respect to all its deposit accounts (subject to certain restrictions on the amount that can be held in such account and the time during which such account may be held open). In addition, the restriction on Indebtedness being incurred by the Registrant, as contained in the SPA, was amended to allow for the potential payment of up to $1,000,000 of Additional Purchase Price.

As required pursuant to Section 4(s) of the SPA, Registrant pledged to the Buyers the capital stock of Acquisition as the surviving entity in the Merger. Registrant also executed and delivered an addendum to the Pledge Agreement (as defined in the SPA) and Acquisition executed and delivered a Joinder to the Security Agreement (as defined in the SPA) and a Joinder to Guaranty (as defined in the SPA).

The foregoing is not a complete summary of the terms of the transactions described in this Item 1.01 and reference is made to the complete text of the Merger Agreement and the Amendment attached hereto as Exhibit 10.1 and Exhibit 10.2., respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information pertaining to the Additional Purchase Price described in Item 1.01 above is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)	Pro Forma Financial Statements

The pro forma financial statements required by this item will be filed by amendment as soon as practicable, but in no event later than 71 calendar days after the date of this Current Report on Form 8-K.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated as of December 18, 2007, by and among Registrant, Options Acquisition Sub, Inc., Options Newsletter, Inc. and Hagai Shechter.
10.2	Second Amendment, dated January 4, 2008, to the Securities Purchase Agreement, dated November 15, 2007, by and among Registrant and the buyers named therein.

*Previously filed as an Exhibit to Registrant’s Form 8-K which was filed with the SEC on November 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2008

Customer Acquisition Network Holdings, Inc.

	By:	/s/ Bruce Kreindel
Name: Bruce Kreindel
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated as of December 18, 2007, by and among Registrant, Options Acquisition Sub, Inc., Options Newsletter, Inc. and Hagai Shechter.
10.2	Second Amendment, dated January 4, 2008, to the Securities Purchase Agreement, dated November 15, 2007, by and among Registrant and the buyers named therein.

*Previously filed as an Exhibit to Registrant’s Form 8-K which was filed with the SEC on November 20, 2007.